USAA Global Equity Income FUND
Fund Shares (UGEIX)  ■   Institutional Shares (UIGEX)
Summary Prospectus
August 1, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.usaa.com/prospectus. You also can get this information at no cost by calling (800) 531-USAA (8722) or by sending an e-mail request to prospectus@usaa.com. The Fund’s prospectus and SAI dated August 1, 2017, are incorporated herein by reference.

Investment Objective
The USAA Global Equity Income Fund (the Fund) seeks total return with an emphasis on current income.
Fees and Expenses
The tables below describe the fees and expenses that you may pay, directly and indirectly, to invest in the Fund. The annual fund operating expenses are based on expenses incurred during the Fund’s most recently completed fiscal year.
Shareholder Fees
(fees paid directly from your investment)
Fund Shares	Inst. Shares
None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Fund Shares	Inst. Shares
Management Fee (fluctuates based on the Fund's performance relative to a securities market index)	0.48%	0.48%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.78%	1.07%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Operating Expenses	1.27%(a)	1.56%(a)
Reimbursement from Adviser	(0.06%)(b)	(0.45%)(b)
Total Annual Operating Expenses after Reimbursement	1.21%	1.11%
(a)The total annual operating expenses for the Fund Shares and Institutional Shares may not correlate to the ratio of expenses to average daily net assets shown in the financial highlights, which reflect the operating expenses of the Fund Shares and Institutional Shares and do not include acquired fund fees and expenses.
(b)The Investment Adviser has agreed, through July 31, 2018, to make payments or waive management, administration, and other fees to limit the expenses of the Fund Shares and Institutional Shares so that the total annual operating expenses (excluding commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Fund Shares’ average daily net assets and 1.10% of the Institutional Shares’ average daily net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund’s Board of Trustees and may be changed or terminated by the Investment Adviser at any time after July 31, 2018.
Example
This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund’s operating expenses remain the same, (3) you redeem all of your shares at the end of the periods shown, and (4) the expense reimbursement arrangement for the Fund Shares and Institutional Shares is not continued beyond one year.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$122	$396	$690	$1,528
Inst. Shares	$112	$448	$806	$1,817
Portfolio Turnover
The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
For the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its whole portfolio.
Principal Investment Strategy
The Fund normally invests at least 80% of its assets in equity securities. This 80% policy may be changed upon at least 60 days’ written notice to shareholders. The Fund’s equity investments may include common stocks, depositary receipts, real estate investment trusts (REITs), other investment companies, including exchange-traded funds (ETFs), master limited partnerships (MLPs), securities convertible into common stocks, and securities that carry the right to buy common stocks.
The Fund will invest primarily in global equity securities with an emphasis on companies that the Fund’s management believes have attractive dividend policies and/or those with the potential to grow their dividends. Under normal circumstances, the Fund expects to invest at least 40% of its assets in foreign securities (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets in foreign securities).

Principal Risks
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
This Fund is subject to dividend payout risk, which is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.
The equity securities in the Fund’s portfolio are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods, regardless of the success or failure of the company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than debt securities. In addition, to the degree the Fund invests in foreign securities, there is a possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. These risks may be heightened to the extent the Fund invests in emerging market countries. Emerging market countries are less economically diverse and less mature than more developed countries and tend to be less politically stable.
ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. In addition, the Fund will also be subject to the risks associated with the securities or other investments held by the ETFs.
There is a risk that the value of the Fund’s investment in REITs will decrease because of a decline in real estate values more broadly. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT’s manager(s); have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that incur expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The Fund has two classes of shares: Fund Shares and Institutional Shares. The bar chart provides some indication of the risks of investing in the Fund and illustrates the Fund Shares class's performance for one full calendar year since the Fund's inception. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's benchmark index and an additional index of funds with similar investment objectives. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. For the Fund’s most current performance information, log on to usaa.com or call (800) 531-USAA (8722) or (210) 531-8722.

RISK/RETURN BAR CHART
Annual Returns for Periods Ended December 31
*Fund began operations on August 7, 2015

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.05%	June 30, 2016
Lowest Quarter Return	0.86%	December 31, 2016
Year-to-Date Return	8.41%	June 30, 2017
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.
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AVERAGE ANNUAL TOTAL RETURNS
For Periods Ended December 31, 2016

	Past 1 Year	Since Inception	Inception Date
Fund Shares
Return Before Taxes	8.71%	0.91%	8/7/2015
Return After Taxes on Distributions	8.15%	0.49%
Return After Taxes on Distributions and Sale of Fund Shares	5.37%	0.68%
Institutional Shares
Return Before Taxes	8.85%	1.05%	8/7/2015
Indexes
MSCI World High Dividend Yield Index (reflects no deduction for fees, expenses, or taxes)	9.29%	3.90%	8/7/2015
Lipper Global Equity Income Funds Index (reflects no deduction for taxes)	7.20%	2.09%	8/7/2015
Investment Adviser
USAA Asset Management Company (AMCO or Adviser)
Portfolio Managers
Dan Denbow, CFA, Assistant Vice President of Equity Investments, has co-managed the Fund since August 2015.
John P. Toohey, CFA, Head of Equity Investments, has co-managed the Fund since August 2015.
Purchase and Sale of Shares
Fund Shares:
You may purchase or sell Fund Shares through a USAA investment account on any business day through our website at usaa.com or mobile.usaa.com, or by telephone at (800) 531-USAA (8722) or (210) 531-8722. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 659453, San Antonio, Texas 78265-9825.
■	Minimum initial purchase: $3,000
■	Minimum subsequent investment: $50
Institutional Shares:
The Institutional Shares are not offered for sale directly to the general public. The minimum initial purchase is $1 million;
however, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gain, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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98346-0817